EXHIBIT 99.1





                                 MEDAMICUS, INC.
                                    INVESTOR
                                  PRESENTATION

                                  DECEMBER 2002

THE FORWARD LOOKING STATEMENTS IN THIS INVESTOR PRESENTATION ARE SUBJECT TO RISKS AND UNCERTAINTIES, INCLUDING THE RISKS FACTORS SET FORTH IN THE DOCUMENT ENTITLED "MEDAMICUS, INC., RISKS RELATED TO OUR BUSINESS, DATED DECEMBER 12, 2002" AND FILED AS EXHIBIT 99.2. TO THE FORM 8-K FILED WITH UNITED STATES SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 12, 2002.

                                   OUR MISSION

                            LEADING THE WAY TO SAFER,
                           SIMPLER MEDICAL PROCEDURES

                                   OUR VISION


                           To be the world's leading
                           developer and supplier of
                       innovative, proprietary venous and
                         arterial accessory products to
                        other medical device companies.

                                 RESULTS HISTORY
                                   (in 000's)

                                  [BAR CHART]


                                                  PROFORMA
                                     SALES       NET INCOME
                   ----------------------------------------
                   1998              5,323            833
                   ----------------------------------------
                   1999              5,882            820
                   ----------------------------------------
                   2000              7,399            979
                   ----------------------------------------
                   2001             13,648           2,161
                   ----------------------------------------
                   2002 (9 MOS)     13,222           1,986
                   ----------------------------------------

                          INCOME STATEMENT COMPARISONS

                             For the nine months ended September 30:
                            -----------------------------------------
(in 000's)                    2002              2001          % chg
                            -------           --------       -------
Sales                       $13,222           $  9,053       +   46%
                            -------           --------       -------
Gross Profit                  6,141              4,420       +   39%
Operating expenses:
    R & D                     1,238                830       +   49%
    Selling                     407                228       +   79%
    General & admin           1,329              1,129       +   18%
    Other                       (37)                11
                            -------           --------       -------
Pretax income               $ 3,204           $  2,222       +   44%
                            -------           --------       -------

* Shows ongoing business only; discontinued operations excluded.

                         INCOME STATEMENTS- IN PERCENTS

                                   For the nine mos. ended 9/30:
                            -----------------------------------------
(in 000's)                   2002               2001          Model*
                            -------           --------       -------
Sales                       100.0%             100.0%        100.0%
Gross Profit                 46.4               48.8        48.0-50.0
Operating expenses:
    R & D                     9.4                9.2          10.0
    Selling                   3.1                2.5           5.0
    General & admin          10.0               12.5          10.0
    Other                     (.3)                .0            .0
                            -------           --------       -------
         Total expenses      22.2               24.2          25.0
                            -------           --------       -------
Pretax income                24.2%              24.6%       23.0-25.0%
                            -------           --------       -------

*The Model represents the long range targets Medamicus would expect to attain

                            BALANCE SHEET COMPARISON


(in 000's)                          9/30/02         9/30/01        % chg
                                    -------         -------        -----
Cash                                $ 5,934         $ 3,592        + 65%
Receivables, inventory & ppds         4,397           4,112        +  7%
Deferred tax asset                      100             677
Property, plant and equipment         4,716           2,253        +109%
License agmt & other assets           1,967           2,102        -  6%
                                    -------         -------        -----
    Total assets                    $17,114         $12,736        + 34%
                                    -------         -------        -----

Payable to bank                     $     0         $     0
Other current liabilities             2,440           1,339        + 82%
Long-term liabilities                   172             267
Stockholder's equity                 14,502           7,850        + 85%
                                    -------         -------        -----
    Total liabilities and
      shareholder's equity          $17,114         $12,736        + 34%

                           OUR BUSINESS OPPORTUNITIES

o    VENOUS ACCESS PRODUCTS
     -    Introducers

o    ARTERIAL ACCESS PRODUCTS
     -    Hemostasis valved introducers

o    SAFETY NEEDLES

o    ADVANCED DELIVERY PRODUCTS

                            THE VENOUS ACCESS MARKET

o    3 million + procedure opportunity

o    Procedures done in venous system:
     -    Pacing, Electro-physiology*
     -    Implantable ports
     -    Chronic dialysis catheters
     -    Peripheral catheters

*uses arterial sheathed introducer

o    Market utilizes:
     -    Introducers both in kits and bulk non-sterile
     -    Micro-puncture kits
     -    Needles
     -    Guidewires

                            THE VENOUS ACCESS MARKET

*    Medamicus Product Offering
     -    Pacing procedure kits to Medtronic
     -    Introducers for ports and dialysis procedures
     -    Micro-puncture kits
     -    Co-axial dilators & micro-introducers
     -    Guidewire introducer safety needles

                            THE VENOUS ACCESS MARKET

o    Products under development:
     -    Valved venous introducer (Q4, 2002 product)*
          o    Initial entry into 400,000 unit dialysis market
          o Medamicus already sells introducers to 50% of this market -$3+/unit revenue to existing customers
                    -$7+/unit revenue for new customers
     -    Safety coaxial dilator (first half-03)
     -    Safety introducer (second half-03)

*    Product launched--customer field testing in progress

                           MEDTRONIC SUPPLY AGREEMENT

o Five year exclusive supply arrangement for all currently supplied venous introducer kits

o    Assures on-going revenue stream

o    Will launch safety needle in kits for US distribution early next year

o    Additional development and sales opportunities

                       VENOUS INTRODUCER MARKETS IN UNITS

                                  [BAR CHART]


        YEAR            2000            2001            2002            2003
        ---------------------------------------------------------------------
        UNITS           2,550           2,750           2,925           3,150


o    Annual introducer volume                o    Medamicus has 40% market
     now 1.3 million units                        share - the largest supplier
                                                   in the world

                           THE ARTERIAL ACCESS MARKET

o    10 million procedure market

o    Procedures done in arterial system:
     -    Angiography
     -    Angioplasty
     -    Stents

o    Market utilizes:
     -    Hemo-stasis valved introducers
     -    Needles
     -    Guidewires
     -    Closure devices
     -    Guide/diagnostic catheters

                           THE ARTERIAL ACCESS MARKET

o    Products Medamicus provides:
     -    Safety needle

o    Products Under Development
     -    Hemo-stasis valve (first half-03)
     -    Safety dilator (second half-03)

                                 SAFETY NEEDLES

o    Law requiring safer sharps devices in effect
     -    Needlestick Safety and Prevention Act

o    Signed license agreement with Med-Design
     - Exclusive rights in arterial and venous fields gives Company 13,000,000 procedure opportunity

o    FDA approval received July 2001

o    Centerline retraction technology
     -    Technology applied to a guidewire introducer needle
     -    Easy to use: no user technique change required

                              SAFETY NEEDLE MARKET

o    Venous: 3,000,000 annual procedures
     -    2,400,000 sold in procedural trays
     -    600,000 in micro-puncture kits

o    Arterial: 10,000,000 annual procedures
     -    5,000,000 sold in custom packs (our estimate)
     -    5,000,000 sold as single units (our estimate)

                              SAFETY NEEDLE MARKET

o    Market penetration underway:
     -    Medtronic committed to launch
     - Six companies have committed to use needles in micro-puncture kits-two launched, one ordered, three verbal
     -    Bard Endoscopic has launched in the esophogeal "PEG" market
     -    Five other companies are doing market studies

o Single needle market and custom pack kits for arterial market is a distribution challenge:
     -    Distributors
     -    A number of small needle suppliers

                           ADVANCED DELIVERY PRODUCTS

o Defined as "fixed curve and articulating guide catheters used to gain access to hard to reach parts of the heart and other anatomy".

o    Current applications-
     -    Left ventricle lead placement ("LVLDS")
     -    Atrial septal defect repair
     -    Vision systems

o Medamicus will have guide catheter manufacturing capabilities by the middle of 2003

                           ADVANCED DELIVERY PRODUCTS

o Medamicus continues to supply Medtronic components and kits used to place Medtronic's InSync(TM) device- business expected to decline starting in second quarter of '03

o Our expertise in advanced delivery systems design has garnered new development contracts with two other companies including follow-on supply agreements which have the potential to begin generating new revenue in the second half of '03

                                 2003 DIRECTIONS

o We anticipate 2002 sales will approximate $17.8 million plus or minus $200,000 (a 30% increase over 2001) including over $11 million in introducer sales and over $5.5 million of advanced delivery sales, primarily to Medtronic to support its left heart lead placement therapy ("LVLDS kits")

o    The $11 million of introducer sales represents a 40% increase over 2001

o The $5.5 million advanced delivery sales was 20% greater than 2001, a larger outcome than we anticipated after we announced in March of 2002, Medtronic's decision to transition this product line to its own facility

o With the introduction of the valved venous introducer, we expect to grow the introducer business by at least 30% in 2003

o The commitment by Medtronic to launch our safety needle in their US kit distribution should result in $500,000 of new needle sales, providing a catalyst to stimulate sales to other customers

o Our contract and engineering services revenue of just over $1 million is not expected to change significantly in 2003


                           2003 DIRECTIONS (continued)

o We do anticipate the LVLDS revenue of $5.5 million from Medtronic in 2002 will begin to materially decline starting in the second quarter of 2003

o We anticipate that we will start to sell some modest amount of safety needles and hemostasis valves into the arterial market during the year

o We expect that the supply agreements attached to the current advanced delivery development contracts will begin to replace a portion of LVLDS revenue starting in the third quarter of 2003

o   We continue to focus on several potential product line acquisitions

o In summary, we expect to grow at a strong pace in 2003 with the launch of our venous valved introducer, the arterial valved introducer, the commencement of the supply agreements attached to our advanced delivery development contracts, and the impetus generated by the inclusion of our safety needle in Medtronic kits.

o The timing of the transition by the market to adopting safety needles and the pace of decline in sales of LVLDS kits and components to Medtronic are uncertain variables that could have a material impact on our 2003 sales